UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Definitive Proxy Statement.

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Fidus Investment Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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1603 Orrington Avenue, Suite 820

Evanston, Illinois, 60201

(847) 859-3940

April     , 2012

Dear Stockholder:

You are cordially invited to attend Fidus Investment Corporation’s 2012 Annual Meeting of Stockholders to be held on Wednesday, June 6, 2012 at 10:00 a.m. Eastern Time, at the JW Marriott, 151 West Adams Street, Chicago, Illinois 60603.

The Notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. I will also report on the progress of the Company during the past year and answer stockholders’ questions.

It is important that your shares be represented at the Annual Meeting. If you are unable to attend the meeting in person, I urge you to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided or, alternatively, by calling the toll-free telephone number or using the Internet as described on the proxy card. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the Internet. Your vote is important.

Sincerely yours,

Edward H. Ross
Chairman & Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT	1
INFORMATION ABOUT THE MEETING	2
INFORMATION ABOUT VOTING	3
ADDITIONAL INFORMATION	6
PROPOSAL NO. 1 ELECTION OF CLASS I DIRECTOR	8
INFORMATION ABOUT EXECUTIVE OFFICER WHO IS NOT A DIRECTOR	11
CORPORATE GOVERNANCE	11
COMPENSATION DISCUSSION AND ANALYSIS	15
2011 DIRECTOR COMPENSATION TABLE	16
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	16
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	19
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	20
PROPOSAL NO. 2 APPROVAL TO SELL SHARES OF COMMON STOCK BELOW NET ASSET VALUE (BOOK VALUE)	21
PROPOSAL NO. 3 APPROVAL AUTHORIZING THE COMPANY TO ISSUE WARRANTS, OPTIONS OR RIGHTS TO SUBSCRIBE TO, CONVERT TO, OR PURCHASE THE COMPANY’S COMMON STOCK IN ONE OR MORE OFFERINGS	25
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28
AUDIT COMMITTEE REPORT	29
OTHER BUSINESS	30
PROXY CARD

FIDUS INVESTMENT CORPORATION

1603 Orrington Avenue, Suite 820

Evanston, Illinois, 60201

(847) 859-3940

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Wednesday, June 6, 2012

To the Stockholders of Fidus Investment Corporation:

The 2012 Annual Meeting of Stockholders of Fidus Investment Corporation (the “Company”) will be held at the JW Marriott, 151 West Adams Street, Chicago, Illinois 60603, on Wednesday, June 6, 2012, at 10:00 a.m. (Eastern Time) for the following purposes:

1. To elect the Class I director to serve until his successor has been duly elected and qualified (Proposal No. 1);

2. To approve a proposal to authorize the Company, pursuant to approval of the Board of Directors of the Company, to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next year at a price below the Company’s then current net asset value per share, subject to certain conditions as set forth in this proxy statement (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of its then outstanding common stock immediately prior to each such sale) (Proposal No. 2);

3. To approve a proposal authorizing the Company to issue warrants, options or rights to subscribe to, convert to, or purchase the Company’s common stock in one or more offerings (Proposal No. 3); and

4. To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on March 26, 2012. Whether or not you expect to be present in person at the meeting, please vote by signing the enclosed proxy card and returning it promptly in the self-addressed envelope provided or, alternatively, by calling the toll-free telephone number or using the Internet as described on the proxy card. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the Internet. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of the proxies by the Company.

By order of the Board of Directors,

Cary L. Schaefer
Chief Financial Officer, Chief Compliance Officer and Corporate Secretary

Evanston, Illinois

April    , 2012

This is an important meeting. To ensure proper representation at the meeting, please indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

FIDUS INVESTMENT CORPORATION

1603 Orrington Avenue, Suite 820

Evanston, Illinois, 60201

(847) 859-3940

PROXY STATEMENT

2012 Annual Meeting of Stockholders

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Fidus Investment Corporation (the “Company,” “Fidus,” “we,” “us” or “our”) for use at our 2012 Annual Meeting of Stockholders to be held on Wednesday, June 6, 2012, at 10:00 a.m. (Eastern Time) at the JW Marriott, 151 West Adams Street, Chicago, Illinois 60603, and at any adjournments thereof (the “Annual Meeting”). The Notice of Annual Meeting, this proxy statement, the accompanying proxy card and our Annual Report for the fiscal year ended December 31, 2011 are first being sent to stockholders on or about April    , 2012.

We encourage you to vote your shares, either by voting in person at the meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you vote by mail, Internet or telephone as described in the instructions on the proxy card or voting instruction form, and we receive your vote in time for the meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominee as director and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES EITHER BY MAIL OR BY TELEPHONE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON JUNE 6, 2012:

The Notice of Annual Meeting, proxy statement, proxy card and our Annual Report for the fiscal year ended December 31, 2011 are available at the following Internet address: www.fdus.com.

INFORMATION ABOUT THE MEETING

When is the Annual Meeting?

The Annual Meeting will be held on Wednesday, June 6, 2012, at 10:00 a.m. (Eastern Time).

Where will the Annual Meeting be held?

The Annual Meeting will be held at the JW Marriott, 151 West Adams Street, Chicago, Illinois 60603.

What items will be voted on at the Annual Meeting?

There are three matters scheduled for a vote:

1. To elect the Class I director to serve until his successor has been duly elected and qualified (Proposal No. 1);

2. To approve a proposal to authorize the Company, pursuant to approval of the Board of Directors of the Company, to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next year at a price below the Company’s then current net asset value per share, subject to certain conditions as set forth in this proxy statement (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of its then outstanding common stock immediately prior to each such sale) (Proposal No. 2); and

3. To approve a proposal authorizing the Company to issue warrants, options or rights to subscribe to, convert to, or purchase the Company’s common stock in one or more offerings (Proposal No. 3).

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

What are the Board of Directors’ recommendations?

Our Board of Directors recommends that you vote:

“FOR” the election of the Class I director nominee named herein to serve on the Board of Directors;

“FOR” the proposal to authorize the Company, pursuant to approval of the Board of Directors of the Company, to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next year at a price below the Company’s then current net asset value per share, subject to certain conditions as set forth in this proxy statement (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of its then outstanding common stock immediately prior to each such sale); and

“FOR” the proposal authorizing the Company to issue warrants, options or rights to subscribe to, convert to, or purchase the Company’s common stock in one or more offerings (Proposal No. 3).

Will Fidus’s directors be in attendance at the Annual Meeting?

Fidus encourages, but does not require, its directors to attend annual meetings of stockholders. However, Fidus anticipates that all but one of its directors will attend the 2012 Annual Meeting.

INFORMATION ABOUT VOTING

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, March 26, 2012, are entitled to receive notice of the Annual Meeting and to vote the shares for which they are stockholders of record on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. As of the close of business on March 26, 2012, we had 9,427,021 shares of common stock outstanding.

How do I vote?

With respect to Proposal No. 1, you may either vote “FOR” the Class I nominee to the Board of Directors, or you may vote “WITHHOLD AUTHORITY” for the nominee. For each of the other proposals to be voted on, you may vote “FOR” or “AGAINST,” or abstain from voting altogether. The procedures for voting are fairly simple:

Stockholders of Record: Shares Registered in Your Name. If on March 26, 2012, your shares were registered directly in your name with Fidus’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by giving us your proxy. You may give us your proxy by completing the enclosed proxy card and returning it in the enclosed postage-prepaid envelope, or by calling a toll-free telephone number or using the Internet as further described below and on the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or to otherwise give your proxy authorization by telephone or internet, as specified on the proxy card, to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy or have otherwise given your proxy authorization.

•	IN PERSON: To vote in person, come to the Annual Meeting, and we will give you a ballot when you arrive.

•

BY MAIL: To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•

BY INTERNET: To vote by internet, go to www.voteproxy.com and use the Internet to transmit your voting instructions and for the electronic delivery of information until 11:59 p.m. Eastern Time on June 5, 2012. Have your proxy card available when you access the website and then follow the instructions.

•

BY TELEPHONE: To vote by telephone, call 1-800-PROXIES (1-800-776-9437) and use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on June 5, 2012. Have your proxy card available when you call the phone number above and then follow the instructions.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank. If on March 26, 2012, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Fidus. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy card.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock for which you are the stockholder of record as of March 26, 2012.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please provide a response (by telephone, Internet or mail) for each proxy card you receive to ensure that all of your shares are voted.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted: “FOR” the election of the Class I director nominee named herein to serve on the Board of Directors; “FOR” the proposal to authorize the Company, pursuant to approval of the Board of Directors of the Company, to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next year at a price below the Company’s then current net asset value per share, subject to certain conditions as set forth in this proxy statement (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of its then outstanding common stock immediately prior to each such sale); and “FOR” the proposal authorizing the Company to issue warrants, options or rights to subscribe to, convert to, or purchase the Company’s common stock in one or more offerings.

If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board of Directors or, if no recommendation is given, will vote your shares using his or her discretion.

Can I change my vote after submitting my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:

•	You may change your vote using the same method that you first used to vote your shares (by telephone, Internet or mail);

•

You may send a written notice that you are revoking your proxy to Fidus Investment Corporation, 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201, Attention: Cary L. Schaefer, Corporate Secretary; or

•

You may attend the Annual Meeting and notify the election officials at the Annual Meeting that you wish to revoke your proxy and vote in person. Simply attending the Annual Meeting, however, will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “WITHHOLD AUTHORITY” votes for Proposal No. 1, and with respect to Proposal Nos. 2 and 3 “FOR,” “AGAINST” and “ABSTAIN.” A broker non-vote occurs when a nominee, such as a brokerage firm, bank, dealer or other similar organization, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a brokerage firm, bank, dealer or other similar organization, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. Under applicable Nasdaq Marketplace Rules, each of Proposal Nos. 1 (election of directors), 2 (issuing shares below net asset value), and 3 (issuing convertible securities) is a non-routine proposal. Since none of the proposals to be voted on at the Annual Meeting are routine matters, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and will enclose a voting instruction form with this proxy statement. The broker or nominee will vote your shares as you direct on their voting instruction form so it is important that you include voting instructions.

Abstentions will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.

How many votes are needed to approve each proposal?

•

For Proposal No. 1, the nominee receiving the most “FOR” votes, among votes properly cast in person or by proxy, will be elected. If you vote “WITHHOLD AUTHORITY” with respect to the nominee, your shares will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

•

To be approved, Proposal No. 2 must receive “FOR” votes from (1) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting and (2) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting which are not held by affiliated persons of the Company. With respect to Proposal No. 2 only, Section 2(a)(42) of the Investment Company Act of 1940, or the 1940 Act, defines “a majority of the outstanding shares” as the lesser of: (1) 67% or more of the common stock of the Company present or represented by proxy at the Annual Meeting, if the holders of more than 50% of the Company’s common stock are present or represented by proxy; or (2) more than 50% of the outstanding common stock of the Company. For purposes of the vote on this proposal, abstentions will have the effect of votes against the proposal, although they will be considered present for purposes of determining the presence of a quorum.

•

To be approved, Proposal No. 3 must receive “FOR” votes from a majority of all votes cast at the Annual Meeting, whether in person or by proxy. For purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

How many shares must be present to constitute a quorum for the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On March 26, 2012, the record date, there were 9,427,021 shares outstanding and entitled to vote. Thus, 4,713,511 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy by mail, Internet or telephone (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions will be counted towards the quorum requirement.

If a quorum is not present at the Annual Meeting, or if a quorum is present but there are not enough votes to approve one or more of the proposals, the person named as chairman of the Annual Meeting may adjourn the meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s).

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting and filed on Form 8-K within four business days of the Annual Meeting. Final results will be published on an amended Form 8-K within four days after the final voting results are established.

ADDITIONAL INFORMATION

How and when may I submit a stockholder proposal for Fidus’s 2013 Annual Meeting?

We will consider for inclusion in our proxy materials for the 2013 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices, in writing, and no later than 5:00 p.m. (Eastern Time) on December 28, 2012, and that comply with our bylaws and all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Proposals must be sent to our Corporate Secretary at Fidus Investment Corporation, 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201.

On February 25, 2011, our Board of Directors approved and adopted the bylaws of the Company. Pursuant to our bylaws, stockholders wishing to nominate persons for election as directors or to introduce an item of business at an annual meeting that are not to be included in our proxy materials must have given timely notice thereof in writing to our Corporate Secretary. To be timely for the 2013 Annual Meeting of Stockholders, you must notify our Corporate Secretary, in writing, no earlier than October 29, 2012, and no later than 5:00 p.m. (Eastern Time) on December 28, 2012. We also advise you to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including the different notice submission date requirements in the event that our 2013 Annual Meeting of Stockholders is held more than 30 days before or after the first anniversary of the date the notice for the 2012 annual meeting is mailed. In accordance with our bylaws, the chairman of the 2013 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.

Pursuant to the Company’s bylaws, among other things, a stockholder’s notice shall set forth as to each individual whom the stockholder proposes to nominate for election or reelection as a director:

•	the name, age, business address and residence address of such individual;

•	the class, series and number of any shares of stock of the Company that are beneficially owned by such individual;

•	the date such shares were acquired and the investment intent of such acquisition;

•

whether such stockholder believes any such individual is, or is not, an “interested person” of the Company, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board or any committee thereof or any authorized officer of the Company, to make either such determination; and

•

all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

All nominees properly submitted to the Company (or which the nominating and corporate governance committee otherwise elects to consider) will be evaluated and considered by the members of the nominating and corporate governance committee using the same criteria as nominees identified by the nominating and corporate governance committee itself.

How can I obtain Fidus’s Annual Report on Form 10-K?

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 is being mailed along with this proxy statement. Our 2011 Annual Report is not incorporated into this proxy statement and shall not be considered proxy solicitation material.

We will also mail to you without charge, upon written request, a copy of any specifically requested exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2011. Requests should be sent to: Corporate Secretary, Fidus Investment Corporation, 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201. A copy of our Annual Report on Form 10-K has also been filed with the Securities and Exchange Commission, or the SEC, and may be accessed from the SEC’s homepage (http://www.sec.gov).

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. We estimate that we will pay Alliance Advisors, LLC, our proxy solicitor, a fee of approximately $6,000, plus reimbursement for out of pocket expenses, to solicit proxies, though the costs of this proxy solicitation process could be lower or higher than our estimate. In addition to these written proxy materials, our proxy solicitor, directors, officers and employees of Fidus Investment Advisors, LLC, the Company’s investment adviser, or our Investment Advisor, may also solicit proxies in person, by telephone or by other means of communication; however, our directors, officers and employees of our Investment Advisor will not be paid any additional compensation for soliciting proxies. In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by our proxy solicitor, directors, officers or employees of our Investment Advisor. Our Investment Advisor is located at 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201.

We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

How many copies should I receive if I share an address with another stockholder?

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

Brokers may be householding our proxy materials by delivering a single proxy statement and Annual Report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and Annual Report, or if you are receiving multiple copies of the proxy statement and Annual Report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to: Cary L. Schaefer, Corporate Secretary, Fidus Investment Corporation, 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201, or by calling (847) 859-3940. In addition, Fidus will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Whom should I contact if I have any questions?

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Cary L. Schaefer c/o Fidus Investment Corporation, 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201, Telephone (847) 859-3940, or Fax: (847) 859-3953.

PROPOSAL NO. 1

ELECTION OF CLASS I DIRECTOR

The Board of Directors presently has five members. Our Board of Directors is divided into three classes. Class I directors hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2012, Class II directors hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2013 and Class III directors hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2014. Upon completion of the initial terms ending in 2012, 2013 and 2014, each class of directors will serve for a three year term. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified. Vacancies on the Board of Directors may be filled by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy in a class, including any vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. Mr. Charles D. Hyman is a Class I director, Messrs. Charles G. Philips and Thomas C. Lauer are Class II directors, and Messrs. Edward H. Ross and Raymond L. Anstiss, Jr. are Class III directors.

By correspondence dated September 29, 2011, Wayne F. Robinson resigned for health reasons as director of the Company, and as chairman of the audit committee and member of the nominating and corporate governance committee. At the Board of Directors meeting that occurred on September 29, 2011, the Board of Directors elected Mr. Anstiss to Class III to fill the vacancy created by Mr. Robinson’s resignation. Mr. Anstiss serves as the chairman of the audit committee and as a member of the nominating and corporate governance committee.

The Board of Directors has nominated one director (upon the recommendation by the nominating and corporate governance committee), Mr. Hyman, for election as a Class I director. If elected at the Annual Meeting, Mr. Hyman would serve until the 2015 Annual Meeting of Stockholders and until his successor is elected and has qualified, or, if sooner, until his death, resignation or removal. Mr. Hyman is not being nominated as a director for election pursuant to any agreement or understanding between such person and the Company. Mr. Hyman has indicated his willingness to continue to serve if elected and has consented to be named as a nominee. Mr. Hyman is not an “interested director” of the Company as defined under the 1940 Act. It is our policy to encourage directors and nominees for director to attend the Annual Meeting.

A stockholder can vote for or withhold his or her vote from the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy for the election of the nominee named below. If the nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person who is nominated as a replacement. The Board of Directors has no reason to believe that the Class I director nominee named will be unable or unwilling to serve.

Certain of our directors who are also officers of the Company may serve as directors of, or on the boards of managers of, certain of our portfolio companies. In addition, the Board of Directors of Fidus Mezzanine Capital, L.P., or the Fund, our wholly-owned consolidated subsidiary that has elected to be treated as a business development company, or BDC, under the 1940 Act, is composed of all of the Company’s directors. The business address of each nominee and director listed below is 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201.

The following is a brief biography of the Class I director nominee.

Nominee for Class I Director

Independent Director

Name	Age	Background Information

Charles D. Hyman	53	Mr. Hyman has served on our Board of Directors since our initial public offering in June 2011 and is the chairman of our nominating and corporate governance committee and a member of our audit committee. Mr. Hyman is the founder and chief executive officer of Charles D. Hyman & Co., a private, registered investment management firm located in Ponte Vedra Beach, Florida. Prior to forming Charles D. Hyman & Co. in 1994, Mr. Hyman served as a senior vice president of St. Johns Investment Management Company. Mr. Hyman has served on the board of directors for several not-for-profit companies in the past five years.

The Board of Directors recommends a vote “for” the Class I director nominee named above.

The following is a brief biography of each Class II and Class III director.

Class II Directors

Interested Director

Name	Age	Background Information

Thomas C. Lauer	44	Mr. Lauer has served as our director and as a member of our Investment Advisor’s investment committee since our initial public offering in June 2011. Additionally, Mr. Lauer is a manager of our Investment Advisor. Mr. Lauer is an interested director due to his position with the Investment Advisor. Mr. Lauer has more than 15 years of experience investing debt and equity capital in lower middle-market companies. Mr. Lauer was a managing partner of Fidus Partners, LLC, an investment banking firm, from 2008 to June 2011. Mr. Lauer was a managing director of Allied Capital Corporation, a publicly-traded business development company, from 2004 to 2008, where he was a member of the firm’s Management Committee from 2006 to 2008, Private Finance Investment Committee from 2005 to 2008, and Senior Debt Fund Investment Committee from 2007 to 2008. Prior to joining Allied Capital Corporation, Mr. Lauer worked with the Global Sponsor Finance Group of GE Capital, the financial services unit of General Electric, the Leveraged Capital Group at Wachovia Securities and its predecessor, First Union Securities, Inc., a retail brokerage and institutional capital markets and investment banking firm (“First Union Securities, Inc.), and the Platform Components Division of Intel Corporation. Mr. Lauer earned a bachelor of business administration from the University of Norte Dame and master of business administration from the University of Notre Dame’s Mendoza College of Business.
Independent Director
Name	Age	Background Information

Charles G. Phillips	63	Mr. Phillips has served on our Board of Directors since our initial public offering in June 2011 and serves as a member on both our audit and nominating and corporate governance committees. Mr. Phillips was employed by Prentice Capital Management, LLC, an investment management firm, from 2005 until his retirement in 2008. Mr. Phillips was previously a managing director from 1991 to 2002 and president from 1998 to 2001 of Gleacher & Co., an investment banking and management firm. Mr. Phillips has served on the boards of several public and private companies and private investment funds, including California Pizza Kitchen, Inc. and Whitehall Jewelers Holdings, Inc.

Class III Directors Interested Director
Name	Age	Background Information

Edward H. Ross	46	Mr. Ross has served as our chairman of the board and chief executive officer and as chairman of our Investment Advisor’s investment committees since our initial public offering in June 2011. Additionally, Mr. Ross is the chief executive officer and a manager of our Investment Advisor. Mr. Ross is an interested director due to his positions with the Company and our Investment Advisor. Mr. Ross has more than 20 years of debt and equity capital investing experience with lower middle-market companies. Mr. Ross co-founded Fidus Capital, LLC, the predecessor firm to our Investment Advisor, in 2005. Mr. Ross was a managing director and the head of the Chicago office for Allied Capital Corporation, a publicly-traded business development company, where he focused on making debt and equity investments in middle-market companies from 2002 to 2005. Prior to joining Allied Capital Corporation, Mr. Ross co-founded Middle Market Capital, a merchant banking group of Wachovia Securities and its predecessor, First Union Securities, Inc., a retail brokerage and institutional capital markets investment banking firm. Mr. Ross earned a bachelor of arts from Southern Methodist University and a master of business administration from the University of Notre Dame’s Mendoza College of Business. Mr. Ross is the brother of John J. Ross, II, a manager of our Investment Advisor and a member of its investment committee.

Independent Director
Name	Age	Background Information

Raymond L. Anstiss, Jr.	45	Mr. Anstiss has served on our Board of Directors since September 2011 and is the chairman of our audit committee and a member of our nominating and corporate governance committee. Mr. Anstiss is the President of Anstiss & Co., an accounting, audit, tax and financial consulting firm headquartered in Lowell, Massachusetts. Prior to joining Anstiss & Co. in 1993, Mr. Anstiss served on the audit staff of KPMG Peat Marwick from 1988 to 1992. Mr. Anstiss has served on the board of two not-for-profit companies in the past five years.

Qualifications of Directors

When considering whether our directors have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board of Directors to satisfy its oversight responsibilities effectively in light of our operational and organizational structure, the nominating and corporate governance committee and the Board of Directors focused primarily on the information discussed in each of the director’s individual biographies set forth above and on the following particular attributes:

Interested Directors

•

Mr. Ross: The nominating and corporate governance committee and the Board of Directors considered his familiarity with the Fidus investment platform, his significant experience with investing debt and equity capital in middle-market companies, and his broad experience with the day-to-day management and operation of other investment funds, which provides our Board of Directors with valuable investment and management experience, insight and perspective.

•

Mr. Lauer: The nominating and corporate governance committee and the Board of Directors considered his experience with investing debt and equity capital in middle-market companies, which provides our Board of Directors with valuable investment knowledge, experience and insight.

Independent Directors

•

Mr. Anstiss: The nominating and corporate governance committee and the Board of Directors considered his extensive experience in the accounting industry. In addition, Mr. Anstiss’ accounting background was instrumental in his appointment to the chairmanship of our audit committee.

•	Mr. Hyman: The nominating and corporate governance committee and the Board of Directors considered his extensive experience in the investment analysis, management, and advisory industries.

•

Mr. Phillips: The nominating and corporate governance committee and the Board of Directors considered his extensive senior executive management experience in corporate finance and investment banking and experience gained from his service on the Board of Directors of several public and private companies and private investment funds.

INFORMATION ABOUT EXECUTIVE OFFICER WHO IS NOT A DIRECTOR

The following is a brief biography of our executive officer, Cary L. Schaefer, who is not a director of the Company.

Name	Age	Background Information

Cary L. Schaefer	36	Cary L. Schaefer has served as our chief financial officer, chief compliance officer and secretary since our initial public offering in June 2011. Additionally, Ms. Schaefer has served as chief financial officer, chief compliance officer, assistant secretary and manager of our Investment Advisor since June of 2011. Ms. Schaefer has more than twelve years of credit and finance experience. Ms. Schaefer served in a variety of roles, including vice president, of Fidus Capital, LLC, the predecessor firm to our Investment Advisor, from 2006 to 2011. Ms. Schaefer was an associate in investment banking at Credit Suisse First Boston from 2004 to 2006, where she executed advisory, debt and equity transactions in the Global Industrial & Services Group. Prior to joining Credit Suisse First Boston, Ms. Schaefer worked at Wachovia Securities and its predecessor, First Union Securities, Inc. Ms. Schaefer earned a bachelor of science in analytical finance from Wake Forest University and a master of business administration with honors from the University of Chicago Graduate School of Business.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has a majority of directors who are independent under the listing standards of the Nasdaq Global Select Market, or Nasdaq. The Nasdaq Marketplace Rules provide that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board of Directors has determined that the following directors are independent: Messrs. Anstiss, Hyman (Nominee) and Phillips. Additionally, the Board of Directors determined that Mr. Robinson was independent during the applicable time that he was a member of the Board of Directors. Messrs. Ross and Lauer are “interested persons” due to their positions with the Company and/or our Investment Advisor, as discussed in their respective biographies. Based upon information requested from each director and the Class I director nominee concerning his background, employment and affiliations, the Board of Directors has affirmatively determined that none of the independent directors or the Class I director nominee has a material business or professional relationship with the Company, other than in his capacity as a member of the Board of Directors or any committee thereof. In making its determination regarding Mr. Anstiss’ independence, the Board of Directors considered that a company majority-owned by Mr. Anstiss provided tax services to subsidiaries of the Company though he received no compensation for any such services during 2011. The Board of Directors determined that the tax services provided by Mr. Anistss’ company did not interfere with his independence and was not a material business or professional relationship with the Company.

Organization of the Board of Directors

The Board of Directors has established an audit committee and a nominating and corporate governance committee. The Company does not have a compensation committee because its executive officers do not receive any direct compensation from the Company. During 2011, the Board of Directors held four meetings, the audit committee held four meetings and the nominating and corporate governance committee held two meetings. The

Company encourages, but does not require, the directors to attend the Company’s annual meeting of its stockholders. All of our current directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served, with the exception of Mr. Anstiss who joined our Board of Directors in September 2011. The Company did not hold an annual meeting of stockholders in 2011 because it did not become a public reporting company until June 2011.

Board Leadership Structure

The Board of Directors monitors and performs an oversight role with respect to the business and affairs of the Company. Among other things, the Board of Directors approves the appointment of our Investment Advisor, administrator and officers, reviews and monitors the services and activities performed by our Investment Advisor, administrator and officers and approves the engagement, and reviews the performance of, the Company’s independent registered public accounting firm.

Under the bylaws, the Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. The Company does not have a fixed policy as to whether the chairman of the Board of Directors should be an independent director and believes that its flexibility to select its chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. Ross serves as the chairman of the Board of Directors. Mr. Ross is an interested director because he is the Chief Executive Officer of the Company, serves on our Investment Advisor’s investment committee and is a manager of our Investment Advisor. The Company believes that Mr. Ross’s history with the Company, familiarity with the Fidus investment platform and extensive experience in the management of private equity and debt investments qualifies him to serve as chairman of the Board of Directors. Moreover, our Board of Directors believes that it is in the best interests of our stockholders for Mr. Ross to lead our Board of Directors because of his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described above.

Our Board of Directors does not have a lead independent director. However, Mr. Anstiss, the chairman of the audit committee, is an independent director and acts as a liaison between the independent directors and management between meetings of our Board of Directors and is involved in the preparation of agendas for board and committee meetings. Our Board of Directors believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The members of our Board of Directors also believe that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between both the members of management and our Investment Advisor and our Board of Directors.

Board Role in Risk Oversight

The Board of Directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors and (b) monitoring by the Company’s Chief Compliance Officer in accordance with its compliance policies and procedures.

As described below in more detail under “Audit Committee” and “Nominating and Corporate Governance Committee,” the audit committee and the nominating and corporate governance committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting and audits of the Company’s financial statements and discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by the Company’s stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and its committees. Both the audit committee and the nominating and corporate governance committee consist solely of independent directors.

The Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Company’s Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board of Directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors periodically, but in no event less than once each year.

The Company believes that the Board of Directors’ role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC, the Company must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 200% immediately after each time it incurs indebtedness and the Company generally has to invest at least 70% of its total assets in “qualifying assets.”. In addition, the Company intends to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code. As a RIC the Company must, among other things, meet certain income source and asset diversification requirements.

The Company believes that Board of Directors’ existing role in risk oversight is appropriate. However, the Company re-examines the manners in which the Board of Directors administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.

Audit Committee

The members of the audit committee are Messrs. Anstiss, Hyman and Phillips, each of whom is not an interested person and is otherwise independent for purposes of the 1940 Act and Nasdaq’s corporate governance regulations. Since September 2011, Mr. Anstiss has served as chairman of the audit committee. Wayne F. Robinson, who is independent for purposes of the 1940 Act and Nasdaq’s corporate governance regulations, served as the chairman of the audit committee until he resigned in September 2011. The Board of Directors has adopted a charter for the audit committee, which is available on the Company’s website at http://investor.fdus.com/governance.cfm.

The audit committee is responsible for approving the Company’s independent accountants and recommending them to the Board of Directors (including a majority of the independent directors) for approval and submission to the Board of Directors for ratification, reviewing with its independent accountants the plans and results of the audit engagement, approving professional services provided by its independent accountants, reviewing the independence of its independent accountants and reviewing the adequacy of its internal accounting controls.

The audit committee is also responsible for aiding the Board of Directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The audit committee also currently receives input from independent valuation firms that have been engaged at the direction of the Board of Directors to value certain portfolio investments. In addition, the audit committee is responsible for discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

The Board of Directors has determined that Mr. Anstiss is, and Mr. Robinson was at the time of his service on the audit committee, an “audit committee financial expert” within the meaning of the rules of the SEC. Mr. Robinson acquired his financial expertise from his experience actively supervising the chief financial officer of a public reporting company and through his experience overseeing and assessing the performance of public companies with respect to the preparation, auditing and evaluation of financial statements. Mr. Anstiss acquired his financial expertise from his education and experience as a public accountant, his experience actively supervising financial officers of public companies and in his supervisory role at a public accounting firm and from his experience overseeing and assessing the performance of public accountants with respect to the preparation, auditing and evaluation of financial statements.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Messrs. Anstiss, Hyman and Phillips, each of whom is not an interested person and is otherwise independent for purposes of the 1940 Act and Nasdaq’s corporate governance regulations. In addition, Mr. Robinson, who is independent for purposes of the 1940 Act and the Nasdaq’s corporate governance regulations, served on the nominating and corporate governance committee until he resigned in September 2011. Mr. Hyman currently serves as chairman of the nominating and corporate governance committee. The Board of Directors has adopted a charter for the nominating and corporate governance committee, which is available on the Company’s website at http://investor.fdus.com/governance.cfm.

The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by the Company’s stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee of the Board of Directors, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and its committees.

The nominating and corporate governance committee identifies potential nominees based on suggestions from members of the nominating and corporate governance committee, other members of the Board of Directors, other executive officers and by other means, and evaluates such persons as a committee. The nominating and corporate governance committee will also consider nominees to the Board of Directors recommended by a stockholder, if such stockholder complies with the advance notice provisions of our bylaws. From time to time, the Board of Directors may determine that it requires a director with a particular expertise or qualification and will actively recruit such a candidate.

In considering which persons to nominate as directors for election by stockholders, the Board of Directors and its nominating and corporate governance committee consider the experience, qualifications, attributes and skills of candidates, in light of the Company’s then existing business and structure. Additionally, the committee generally will hire an outside firm to perform a background check on potential nominees. On an annual basis, the nominating and corporate governance committee evaluates the qualifications and diversity of the Board of Directors who are available for reelection in light of the characteristics of independence, age, skills, experience, availability of service to the Company and tenure of its members, and the Board of Director’s anticipated needs. The nominating and corporate governance committee has adopted a policy that it will seek to enhance the perspectives and experiences of the members of the Board of Directors through diversity in gender, ethnic background, geographic origin and professional experience. The nominating and corporate governance committee recommends to the Board of Directors for its approval the slate of directors to be nominated for election at the annual meeting of the Company’s stockholders. The Board of Directors and its nominating and corporate governance committee periodically review board composition and the policies with respect thereto and as part of this review, the nominating and corporate governance committee evaluates the effectiveness of its policies, including the provisions with respect to diversity.

In considering possible candidates for nomination as a director, the nominating and corporate governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	have strength of character;

•	have mature judgment;

•	have industry knowledge or experience; and

•	have an ability to work collegially with the other members of the Board of Directors.

The nominating and corporate governance committee also considers all applicable legal and regulatory requirements that govern the composition of the Board of Directors.

All nominees properly submitted to the Company (or which the nominating and corporate governance committee otherwise elects to consider) will be evaluated and considered by the members of the nominating and corporate governance committee using the same criteria as nominees identified by the nominating and corporate governance committee itself.

Compensation Committee

The Company does not have a compensation committee because its executive officers do not receive any direct compensation from the Company. Our executive officers are paid by our Investment Advisor. However, the investment advisory and management agreement, or the Investment Advisory Agreement, which provides for the compensation payable to the Investment Advisor, is separately approved by a majority of the independent directors in accordance with Nasdaq Marketplace Rule 5605(d) and Section 15(c) of the 1940 Act.

Communications Between Stockholders and the Board of Directors

Stockholders with questions about Fidus Investment Corporation are encouraged to contact Cary L. Schaefer at Fidus Investment Corporation, 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201. However, if stockholders feel their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to: Fidus Investment Corporation, Board of Directors, c/o Cary L. Schaefer at the address listed above. In addition, stockholders may communicate with the Board of Directors by clicking “Contact the Board” on the Investor Relations section of our website at the following URL: http://investor.fdus.com/contactBoard.com. All stockholder communications received by the Company through one of the means described will be delivered to one or more members of the Board of Directors.

Code of Business Conduct

The Company has adopted a code of ethics (which we call our “Code of Business Conduct”) which all officers, directors and employees of the Company and its Investment Advisor are expected to observe. The Company’s Code of Business Conduct can be accessed via the Company’s website at http://investor.fdus.com/governance.cfm. The Company intends to disclose any amendments to or waivers of required provisions of the Code of Business Conduct on the Company’s website. We will provide any person, without charge, upon request, a copy of our Code of Business Conduct. To receive a copy, please provide a written request to: Fidus Investment Corporation, Attn: Chief Compliance Officer, 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201.

COMPENSATION DISCUSSION AND ANALYSIS

Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or other affiliates of our Investment Advisor, pursuant to the terms of our Investment Advisory Agreement and our administration agreement. Each of our executive officers is an employee or other affiliate of our Investment Advisor. Our day-to-day investment operations are managed by our Investment Advisor. All of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by our Investment Advisor. In addition, we reimburse our Investment Advisor, as administrator, for its allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including its allocable portion of the cost of our officers and their respective staffs, and for certain expenses under the Investment Advisory Agreement.

Under the Investment Advisory Agreement, our Investment Advisor earned approximately $3.0 million in fees for the year ended December 31, 2011. Even though no Capital Gains Fee was payable to our Investment Advisor for the year ended December 31, 2011, we accrued a Capital Gains Fee of $280,488 in our financial statements for the year ended December 31, 2011, in accordance with United States generally accepted accounting principles, or GAAP. In addition, during 2011, our Investment Advisor incurred approximately $449,217 of allocable expenses that are payable by the Company under the administration agreement.

2011 DIRECTOR COMPENSATION TABLE

The following table shows information regarding the compensation received by the Company’s directors, none of whom is an employee of the Company, for the fiscal year ended December 31, 2011. No compensation is paid by the Company to interested directors. No information has been provided with respect to executive officers of the Company who are not directors since its executive officers do not receive any direct compensation from the Company.

Name	Fees Earned or Paid in Cash(1)	Total

Independent Directors
Raymond L. Anstiss, Jr.(2)	$20,000	$20,000
Charles D. Hyman	$42,500	$42,500
Charles G. Phillips	$40,000	$40,000
Wayne F. Robinson(2)	$25,000	$25,000
Interested Directors
Edward H. Ross	None	None
Thomas C. Lauer	None	None

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	Effective September 29, 2011, Mr. Robinson resigned for health reasons as director of the Company, and as chairman of the audit committee and member of the nominating and corporate governance committee. Effective on the same date, the Board of Directors appointed Mr. Anstiss, as an independent director, to fill the vacancy created by Mr. Robinson’s departure until the 2014 annual meeting of the stockholders of the Company.

The independent directors receive an annual fee of $50,000. They also receive $5,000 plus reimbursement of reasonable and authorized business expenses incurred in connection with attending each quarterly meeting. In addition, the chairperson of the audit committee receives an additional annual fee of $10,000 and the chairperson of the nominating and corporate governance committee receives an additional annual fee of $5,000 for his or her additional services in these capacities.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Policy and Procedure

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain related persons of the Company. The Company has a written Code of Business Conduct that generally prohibits any officer, director and employee of the Company and employees of its Investment Advisor from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by the Board of Directors. Waivers to the Code of Business conduct for directors and executive officers can be obtained from the Board of Directors under certain circumstances and are publicly disclosed as required by applicable law and regulations. In addition, the audit committee reviews all related-party transactions (as defined in Item 404 of Regulation S-K).

Moreover, our Investment Advisor has enacted a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act and the allocation of investment opportunities. The 1940 Act generally prohibits us from making certain negotiated co-investments with affiliates unless we first obtain an order from the SEC permitting us to do so. Where co-investments can be made, or where an investment opportunity becomes available to one investment vehicle managed by our Investment Advisor, then an equitable allocation must be made with respect to the investment.

The Company has obtained exemptive relief allowing us to engage in certain transactions with our affiliates that would otherwise be prohibited by the 1940 Act, as applicable to BDCs. If we invest alongside other accounts managed by our Investment Advisor, our Investment Advisor will seek to ensure the equitable allocation of investment opportunities between us and the other relevant accounts. If we invest alongside such other accounts as permitted, such investments will be made consistent with our Investment Advisor allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by our Investment Advisor and approved by our Board of Directors, including our independent directors. The allocation policy provides that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our Board of Directors, including our independent directors. It is our policy to base our determinations as to the amount of capital available for investment based on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our Board of Directors, or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts.

In situations where co-investment with other entities managed by our Investment Advisor is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, our Investment Advisor will need to decide whether we or such other entity or entities will proceed with the investment. Our Investment Advisor will make these determinations based on our allocation policy that generally requires that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods.

In addition, certain members of our Investment Advisor and its investment committees are also members of Fidus Partners, LLC, an investment banking firm. Fidus Partners, LLC may in the future serve as an advisor to our portfolio companies and we may invest in companies that Fidus Partners, LLC is advising. Fidus Partners, LLC may receive fees in connection with these advisory services, subject to regulatory restrictions imposed by the 1940 Act.

Certain Transactions With or Involving Related Persons

We acquired the Fund through the merger of the Fund with our wholly-owned subsidiary, and, as a result, we acquired 100.0% of the limited partnership interests in the Fund. In addition, we have acquired Fidus Mezzanine Capital GP, LLC, the Fund’s general partner, through a merger of Fidus Mezzanine Capital GP, LLC with and into our wholly-owned subsidiary and, as a result, we acquired 100.0% of the general partnership interests in the Fund. Fidus Mezzanine Capital GP, LLC’s partnership interest in the Fund was converted into shares of our common stock on the same terms as the partnership interests held by the limited partners. The former members of Fidus Mezzanine Capital GP, LLC each received a pro rata portion of these shares of our common stock in exchange for their interest in Fidus Mezzanine Capital GP, LLC. All of the former members of Fidus Mezzanine Capital GP, LLC and some of the former limited partners of the Fund are members, officers, investment committee members and investment professionals of our Investment Advisor and, therefore, received a financial benefit from the formation transactions. Moreover, some of the former members of Fidus Mezzanine Capital GP, LLC and some of the former limited partners of the Fund are officers, directors and five percent beneficial owners of the Company and the Fund, including Mr. E. Ross, who is the Chief Executive Officer of the Company and chairman of the Board of Directors of the Company and the Fund, Mr. Lauer who is a director of the Company and the Fund, Ms. Schaefer who is the Chief Financial Officer, Chief Compliance Officer and Secretary of the Company and PineBridge Secondary Partners II Holdings, L.P., a five percent beneficial owner. In connection with these formation transactions, we issued and exchanged 3,702,778 shares of our common stock at $15.00 per share for 100.0% of the limited partnership interests in the Fund and 353,743 shares of our common stock at $15.00 per share for 100.0% of the equity interests of Fidus Mezzanine Capital GP, LLC.

Investment Advisory Agreement

Under the Investment Advisory Agreement with our Investment Advisor, we pay our Investment Advisor a management fee and incentive fee that consists of an income incentive fee and a capital gains incentive fee. The incentive fee is computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for our Investment Advisor to invest in certain types of securities that may have a high degree of risk. Additionally, we rely on investment professionals from our Investment Advisor to assist our Board of Directors with the valuation of our portfolio investments. Our Investment Advisor’s management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of our Investment Advisor are involved in the valuation process for our portfolio investments. The base management fee under the Investment Advisory Agreement for the year ended December 31, 2011 totaled $1.7 million. The income incentive fee expense for the year ended December 31, 2011 totaled $1.3 million. The capital gain incentive fee accrued for the year ended December 31, 2011 totaled $0.3 million.

Mr. E. Ross is the chairman of the Board of Directors of the Company and the Fund and the chairman of our Investment Advisor’s investment committees. Moreover, Mr. E. Ross is the Chief Executive Officer of our Investment Advisor and Ms. Schaefer, who is the Chief Financial Officer, Chief Compliance Officer and Secretary of the Company is also the Chief Financial Officer, Chief Compliance Officer and Assistant Secretary of our Investment Advisor. The board of managers of our Investment Advisor, the manager of Fidus Investment GP, LLC, the general partner of the Fund, currently controls the Fund. The following people are members of the board of managers of our Investment Advisor: Messrs. E. Ross, Lauer, Comer, J. Ross and Andrew W. Worth and Ms. Schaefer. Officers and members of the board of managers of our Investment Advisor receive a benefit from the fees paid to our Investment Advisor pursuant to the Investment Advisory Agreement. Our Board of Directors, which consists of a majority of non-interested directors has approved the Investment Advisory Agreement, including the fees paid pursuant to such agreement.

Administration Agreement

Pursuant to the administration agreement, our Investment Advisor furnishes us with office facilities and equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, our Investment Advisor performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our Investment Advisor assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the administration agreement, our Investment Advisor also provides managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance. Payments under the administration agreement are equal to an amount based upon our allocable portion of our Investment Advisor’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our officers, including our Chief Financial Officer and Chief Compliance Officer and their respective staffs. Under the administration agreement, administrative expenses for services provided for the year ended December 31, 2011 totaled $0.4 million.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 26, 2012, the record date, by each of our executive officers and independent directors and all of our directors and executive officers as a group. As of March 26, 2012, we are aware of the five percent beneficial owners of our common stock that are listed in the table below.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of March 26, 2012. Percentage of beneficial ownership is based on 9,427,021 shares of common stock outstanding as of March 26, 2012. Unless otherwise stated, the business address of each person below is 1603 Orrington Avenue, Suite 820, Evanston, Illinois 60201. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all shares of common stock set forth opposite their respective names.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class	Dollar Range of Equity Securities Beneficially Owned by our Directors(2)(3)

5% Owner
PineBridge Secondary Partners II Holdings, L.P.(4)	646,472.000	6.9%

Interested Directors
Edward H. Ross	161,504.124	1.7%	over $100,000
Thomas C. Lauer	67,797.936	*	over $100,000

Independent Directors:
Raymond L. Anstiss, Jr.(5)	6,343.000	*	$50,001-$100,000
Charles D. Hyman	16,505.000	*	over $100,000
Charles G. Phillips	0.000	*	None

Executive Officers Who Are Not Directors:
Cary L. Schaefer	20,294.990	*

All Directors and Executive Officers as a Group	272,445.050	3.0%

*	Less than 1.0%
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	The dollar range of equity securities beneficially owned by our directors is based on a stock price of $13.54 per share as of March 26, 2012.
(4)

The address of PineBridge Secondary Partners II Holdings, L.P. (“PineBridge Holdings”) is 399 Park Avenue, 4th Floor, New York, New York 10022. PineBridge Secondary Partners II GP (“PineBridge GP”), is the sole general partner of PineBridge Holdings and, therefore, may be deemed the beneficial owner of the shares of the Company’s common stock owned by PineBridge Holdings. PineBridge GP has disclaimed beneficial ownership over the Company’s shares that it may be deemed to beneficially own except to the extent of its pecuniary interest therein. PineBridge Holdings and PineBridge GP share voting power over the shares listed.

(5)	Includes 3,333 shares held by Anstiss & Co., P.C. 401(k) Profit Sharing Trust, 750 shares held by Mr. Anstiss’s son and 750 shares held by Mr. Anstiss’s daughter. Mr. Anstiss has discretionary voting and investment power over the 3,333 shares held by Anstiss & Co., P.C. 401(k) Profit Sharing Trust, the 750 shares held by his son and the 750 shares held by his daughter.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K require that our directors and executive officers, and any persons holding more than 10% of any class of our equity securities report their ownership of such equity securities and any subsequent changes in that ownership to the SEC, Nasdaq and to us. Based solely on a review of the written statements and copies of such reports furnished to us by our executive officers, directors and greater than 10% beneficial owners, we believe that during fiscal year 2011 all Section 16(a) filing requirements applicable to the executive officers, directors and stockholders were timely satisfied, with the exception that the Forms 3 for Messrs. Ross, Lauer, Hyman, Robinson and Phillips, Ms. Schaefer and PineBridge Secondary Partners II Holdings, L.P. were filed late.

PROPOSAL NO. 2

APPROVAL TO SELL SHARES OF COMMON STOCK BELOW NET ASSET VALUE (BOOK VALUE)

The Company is a closed-end investment company that has elected to be treated as a BDC under the 1940 Act. The 1940 Act prohibits the Company from selling shares of its common stock or warrants, options or rights to acquire its common stock at a price below the Company’s then current net asset value (i.e., book value) per share, with certain exceptions. One such exception would permit the Company to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next year at a price below the Company’s then current net asset value per share if its stockholders approve such a sale and the Company’s directors make certain determinations. Pursuant to this provision, the Company is seeking the approval of its common stockholders so that it may, in one or more public or private offerings of its common stock or warrants, options or rights to acquire its common stock, sell shares of its common stock or warrants, options or rights to acquire its common stock at a price below its then current net asset value per share, subject to certain conditions discussed below. If approved, the authorization would be effective for a period expiring on the earlier of the anniversary of the date of this Annual Meeting or the date of the Company’s 2013 Annual Meeting of Stockholders.

Generally, equity securities sold in public securities offerings are priced based on public market prices quoted on exchanges such as Nasdaq, rather than net asset value, or book value, per share. Since the Company’s initial public offering, at times the Company’s common stock has traded above its net asset value per share, and at times the Company’s common stock has traded below its net asset value per share. The Company is seeking the approval of a majority of its common stockholders of record to authorize the Company, pursuant to approval of the Board of Directors of the Company, to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next year at a price below the Company’s then current net asset value per share, subject to certain conditions as set forth in this proxy statement (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of its then outstanding common stock immediately prior to each such sale).

Selling shares of the Company’s common stock or warrants, options or rights to acquire the Company’s common stock below its then current net asset value per share would result in a dilution of the Company’s existing common stockholders. It should be noted that the maximum number of shares issuable below net asset value pursuant to this authority that could result in such dilution is limited to 25% of the Company’s then outstanding common stock immediately prior to each such sale. Furthermore, pursuant to this authority, there would be no limit on the discount to net asset value at which shares could be sold. See below for a discussion and examples of the dilutive effect of the issuance of shares below net asset value.

Reasons to Offer Common Stock or Warrants, Options or Rights to Acquire Common Stock Below Net Asset Value

We believe that market conditions will continue to provide opportunities to invest new capital at potentially attractive returns. During 2008 and 2009, U.S. credit markets, including many lending institutions, experienced significant difficulties resulting in large part from the default in payments on sub-prime residential mortgages and concerns generally about the decline in the U.S. economy and signs of deteriorating sovereign debt conditions in Europe. This contributed to significant stock price volatility for capital providers, including BDCs, and has made access to capital more challenging for many smaller businesses. However, the change in credit market conditions also has had beneficial effects for capital providers like us because small businesses are sometimes selling for lower prices, in certain circumstances, willing to pay higher interest rates and generally are accepting more contractual terms that we believe will be favorable to us. Accordingly, for firms that continue to have access to capital, we believe that the current environment could provide investment opportunities on more favorable terms than have been available in recent periods. Our ability to take advantage of these opportunities, however, is dependent upon our access to equity capital.

As a BDC and a RIC, the Company is dependent on its ability to raise capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to achieve pass-through tax treatment, which prevents the Company from using those earnings to support new investments. Further, BDCs must maintain a debt to equity ratio of less than 1:1, which requires the Company to finance its investments with at least as much equity as debt in the aggregate. To continue to build the Company’s investment portfolio, and thereby support maintenance and growth of the Company’s dividends, the Company endeavors to maintain consistent access to capital through the public and private equity markets enabling it to take advantage of investment opportunities as they arise.

Although the Company’s common stock has had a limited trading history, it has traded both at a premium and at a discount in relation to its net asset value, which is the equivalent of “book value,” rather than market or publicly-traded value. The possibilities that shares of our common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether any shares of our common stock issued in the future will trade at, above, or below net asset value. The following table, reflecting the entire public trading history of our common stock since our initial public offering in June 2011, lists the high and low sales prices for our common stock, and the sales prices as percentages of net asset values. On March 26, 2012, the record date, the last reported closing sale price of our common stock on the Nasdaq Global Select Market was $13.54, which is a price below our then current net asset value.

		Sales Price
	Net Asset Value(1)	High		Low		Premium of High Sales Price to Net Asset Value(2)	Discount of Low Sales Price to Net Asset Value(2)
Year ended December 31, 2011
Second Quarter(3)	$14.82		$15.00		$14.81	101.6%	99.9%
Third Quarter	$14.77		$15.00		$11.33	101.6%	76.7%
Fourth Quarter	$14.90		$13.52		$11.73	90.7%	78.7%
Year ended December 31, 2012
First Quarter	*		$14.38		$12.85	*	*
Second Quarter (through April 2, 2012)	*	$		$		*	*

*	Net asset value has not yet been calculated for this period
(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low sales price divided by net asset value.
(3)	From June 21, 2011 (commencement of trading) to June 30, 2011

The unprecedented nature of the recent credit market dislocation and uncertainty surrounding the U.S. economy led to significant stock market volatility, particularly with respect to the stock of financial services companies. During times of increased price volatility, the Company’s common stock may periodically trade below its net asset value, which is not uncommon for BDCs like the Company. As noted above, however, the recent market uncertainties have created, and we believe will continue to create, favorable opportunities to invest, including opportunities that, all else being equal, may increase net asset value over the longer-term, even if financed with the issuance of common stock below net asset value, although there is no assurance that this will occur. The Company expects that it will be periodically presented with attractive opportunities that require the Company to make an investment commitment quickly. The Company may be unable to capitalize on investment opportunities presented to it unless it is able to quickly raise capital. Stockholder approval of the proposal to sell shares below net asset value subject to the conditions detailed below will provide the Company with the flexibility to invest in such opportunities.

The Board of Directors believes that having the flexibility to issue its common stock below net asset value in certain instances is in the best interests of stockholders. If the Company were unable to access the capital markets as attractive investment opportunities arise, the Company’s ability to grow over time and continue to pay steady or increasing dividends to stockholders could be adversely affected. It could also have the effect of forcing the Company to sell assets that the Company would not otherwise sell, and such sales could occur at times that are disadvantageous to sell.

Conditions to Sales Below Net Asset Value

If this proposal is approved, the Company will only sell shares of its common stock or warrants, options or rights to acquire its common stock at a price below net asset value per share if the following conditions are met:

•

a majority of the Company’s directors who have no financial interest in the sale and a majority of such directors who are not interested persons of the Company have determined that any such sale would be in the best interests of the Company and its stockholders; and

•

a majority of the Company’s directors who have no financial interest in the sale and a majority of such directors who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.

Finally, in determining whether or not to sell additional shares of the Company’s common stock or warrants, options or rights to acquire its common stock at a price below the net asset value per share, the Board of Directors will have duties to act in the best interests of the Company and its stockholders.

Key Stockholder Considerations

Before voting on this proposal or giving proxies with regard to this matter, common stockholders should consider the dilutive effect of the issuance of shares of the Company’s common stock at less than net asset value per share on the net asset value per outstanding share of common stock. Any sale of common stock at a price below net asset value would result in an immediate dilution to existing common stockholders. Since under this proposal shares of the Company’s common stock or warrants, options or rights to subscribe to, convert to or purchase the Company’s common stock could be issued at a price that is substantially below the net asset value per share, the dilution could be substantial. This dilution would include reduction in the net asset value per share as a result of the issuance of shares at a price below the net asset value per share and a proportionately greater decrease in a stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance. If this Proposal No. 2 is approved, the Board of Directors of the Company may, consistent with its fiduciary duties, approve the sale of the Company’s common stock or warrants, options or rights to subscribe to, convert to or purchase the Company’s common stock at any discount to its then-current net asset value per share; however, the Board of Directors will consider the potential dilutive effect of the issuance of shares at a price below the net asset value per share when considering whether to authorize any such issuance and will act in the best interests of the Company and its stockholders in doing so.

The 1940 Act establishes a connection between common share sale price and net asset value because, when shares of common stock or warrants, options or rights to subscribe to, convert to or purchase the Company’s common stock are sold at a sale price below net asset value per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Further, if current stockholders of the Company do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value, their voting power will be diluted. For an illustration of the potential dilutive effect of an offering of our common stock at a price below net asset value, please see the table below under the heading “Examples of Dilutive Effect of the Issuance of Shares Below Net Asset Value.”

It should be noted that the maximum number of shares issuable, below net asset value that could result in such dilution is limited to 25% of the Company’s then outstanding common stock immediately prior to each such sale. Furthermore, there would be no limit on the discount to net asset value at which shares could be sold.

Finally, any sale of substantial amounts of our common stock or other securities in the open market may adversely affect the market price of our common stock and may adversely affect our ability to obtain future financing in the capital markets. In addition, future sales of our common stock to the public may create a potential market overhang, which is the existence of a large block of shares readily available for sale that could lead the market to discount the value of shares held by other investors. In the event we were to continue to sell our common stock at prices below net asset value for sustained periods of time, such offerings may result in sustained discounts in the marketplace.

Examples of Dilutive Effect of the Issuance of Shares Below Net Asset Value

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value) and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from net asset value). The acronym “NAV” stands for “net asset value.”

		Example 1 5% Offering At 5% Discount		Example 2 10% Offering At 10% Discount		Example 3 20% Offering At 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change

Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—

Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%

Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%

Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%

Required Vote

Approval of this proposal requires the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting which are not held by affiliated persons of the Company.

For purposes of this proposal, the 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) 50% of the outstanding voting securities of such company, whichever is less. Abstentions will have the effect of a vote against this proposal.

The Board of Directors recommends a vote “FOR” the proposal to authorize the Company, pursuant to approval of the Board of Directors of the Company, to sell shares of its common stock or warrants, options or rights to aquire its common stock during the next year at a price below the Company’s then current net asset value per share, subject to certain conditions as set forth in this proxy statement (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of its then outstanding common stock immediately prior to each such sale).

PROPOSAL NO. 3

APPROVAL AUTHORIZING THE COMPANY TO ISSUE WARRANTS, OPTIONS OR RIGHTS TO SUBSCRIBE TO, CONVERT TO, OR PURCHASE THE COMPANY’S COMMON STOCK IN ONE OR MORE OFFERINGS

General Information

The Board of Directors believes it would be in the best interests of the Company and its stockholders to have the ability to issue warrants, options or rights to subscribe to, convert to, or purchase shares of the Company’s common stock, which may include convertible preferred stock and convertible debt, under appropriate circumstances in connection with the capital raising and financing activities of the Company. Sections 18(d) and 61(a) of the 1940 Act restrict the ability of a BDC such as the Company to issue warrants, options or rights to subscribe to, convert to, or purchase voting securities of the Company. If such securities are to be issued, the proposal must be approved by the stockholders of the BDC. Thus, the Board of Directors has approved and recommends to our stockholders for their approval a proposal to issue warrants, options or rights to subscribe to, convert to, or purchase shares of the Company’s common stock, which warrants, options or rights may or may not be accompanied by other securities of the Company.

If this proposal is approved, any issuances of warrants, options or rights to subscribe to, convert to, or purchase shares of the Company’s common stock would be made in accordance with Section 61(a)(3) of the 1940 Act, pursuant to which we would be permitted to issue securities that may be converted into or exercised for shares of our common stock at a conversion or exercise price per share not less than our current market price at the date of issuance. This conversion or exercise price may, however, be less than our NAV per share at the date such securities are issued or at the date such securities are converted into or exercised for shares of our common stock.

Background and Reasons

The Company’s Board of Directors, including a majority of the independent directors, have determined that it would be advantageous to the Company to have the ability to issue warrants, options or rights to subscribe to, convert to, or purchase shares of the Company’s common stock in connection with the financing and capital raising activities of the Company. The ability to issue such securities may be a cost-effective way for the Company to raise capital. The issuance of convertible securities is a common practice in connection with the sale of securities through private placements or obtaining debt financing and approval of this proposal would place the Company in substantially the same position as corporations that are not BDCs. More recently, within the BDC industry, the issuance of convertible debt has become more common. Such convertible securities, which may be issued in the form of debt securities or preferred stock, typically allow the purchaser of the securities to participate in any increase in the value of the issuer’s or borrower’s common stock. By allowing purchasers of the other securities to share in increases in the value of the common stock, such purchasers typically are willing to accept a lower specified return on the other securities than they would without such conversion feature. The issuance of warrants, rights or options may also lower the Company’s expense ratio by spreading fixed costs over a larger asset base. The issuance of additional common shares resulting from the exercise of warrants, rights or options might also enhance the liquidity of the Company’s common shares on Nasdaq.

As discussed above in Proposal No. 2, the Company believes that changes in the U.S. capital markets have created a unique opportunity to invest at attractive risk-adjusted returns. However, generally negative economic conditions have also materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. These conditions could continue for a prolonged period of time or worsen in the future. As a result, the Company is seeking the ability to raise additional capital by selling warrants or securities to subscribe for or convert into shares of its common stock, which may include convertible preferred stock and convertible debt, so that it may take advantage of this opportunity.

Approval of this proposal would give the Company the flexibility to sell or otherwise issue, either alone or in conjunction with the sale of another security of the Company, warrants, rights or options to subscribe to or convert into shares of the Company’s common stock as part of the Company’s financing and capital raising activities, and to issue the common shares underlying such warrants, rights or options upon their exercise.

Conditions to Issuance

Section 61(a) of the 1940 Act sets forth certain requirements with regard to warrants, options, or rights to subscribe or convert to voting securities of a Company that are not issued to directors, officers or employees of a BDC. Specifically, (i) such warrants, options or rights must expire within 10 years of issuance, (ii) the exercise or conversion price for the securities must not be less than the current market value of the common stock at the date of issuance and (iii) the proposal to issue such securities must be authorized by the stockholders of the BDC and the individual issuances must be approved by a majority of directors who have no financial interest in the transaction and a majority of the independent directors on the basis that such issuance is in the best interests of the Company and its stockholders. In addition, if the warrants, options or rights are accompanied by other securities when issued, such warrants, options or rights cannot be separately transferable unless no class of such warrants, options, or rights and the securities that accompany them has been publicly distributed.

The Company has no immediate plans to issue any such convertible securities. However, in order to provide flexibility for future issuances, which typically must be undertaken quickly, the Board of Directors has approved and is seeking stockholder approval to issue warrants, options or rights to subscribe to, convert to, or purchase shares of the Company’s common stock. The final terms of any convertible securities, subject to the applicable requirements of the 1940 Act, including conversion price, term and vesting requirements as well as any interest or dividends that such securities may pay prior to conversion, will be determined by the Board of Directors at the time of issuance. Also, the nature and amount of consideration that we would receive at the time of issuance and how we would use such consideration will be considered and approved by the Board of Directors at the time of issuance. No further authorization from the stockholders will be solicited prior to any such issuance. If such convertible securities are issued and if they are subsequently converted, it would increase the number of outstanding shares of our common stock. The number of warrants, options or rights that we may have outstanding at any time is limited to no more than 25% of the then outstanding shares of our common stock immediately prior to each such sale. Any such conversion would be dilutive on the voting power of existing stockholders and could be dilutive with regard to dividends and other economic aspects of the common stock. Because the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

Dilution

Your ownership and voting interest in the Company may be diluted if the Company issues warrants, rights or options to subscribe to or convert into shares of its common stock. The Company cannot state precisely the amount of any such dilution because it does not know at this time what number of shares of common stock would be issuable upon exercise or conversion of any such securities that are ultimately issued. Because the exercise or conversion price per share could be less than NAV at the time of exercise or conversion (including through the operation of anti-dilution protections that might provide for a decrease in the exercise or conversion price per share upon the issuance of additional shares) and because the Company would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of NAV at the time of exercise or conversion. The amount of any decrease in NAV is not predictable because it is not known at this time what the exercise or conversion price will be in relation to the NAV at the time of exercise or conversion or what number or amount (if any) of such securities will be issued. Such dilution could be substantial.

This proposal does not limit the Company’s ability to issue securities to subscribe to or convert into shares of its common stock at an exercise or conversion price below NAV at the time of exercise or conversion (including through the operation of anti-dilution protections). The only requirement with respect to the exercise or conversion price is that it be not less than the greater of the market value per share of the Company’s common stock and the net asset value per share of the Company’s common stock on the date of issuance.

Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the issuance of warrants, options or rights to subscribe to, convert to, or purchase shares of the Company’s common stock at an exercise or conversion price that is less than NAV at the time of exercise or conversion and the expenses associated with such issuance. Any exercise of warrants, rights or options to subscribe to or convert into shares of the Company’s common stock at an exercise or conversion price that is below NAV at the time of such exercise or conversion, would result in an immediate dilution to existing common stockholders. This dilution would include reduction in NAV as a result of the proportionately greater decrease in a stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance.

The 1940 Act establishes a connection between common stock sale price and NAV because, when stock is issued at a price below NAV, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. The Board of Directors of the Company will consider the potential dilutive effect of the issuance of warrants, rights or options to subscribe to or convert into shares of the Company’s common stock when considering whether to authorize any such issuance.

The Board of Directors recommends that you vote “FOR” the proposal authorizing the company to issue warrants, options or rights to subscribe to, convert to, or purchase the Company’s common stock in one or more offerings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board of Directors has selected McGladrey & Pullen, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012. McGladrey & Pullen, LLP also will serve as the independent registered public accounting firm for all of our wholly-owned subsidiaries.

McGladrey & Pullen, LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in us or our wholly-owned subsidiaries. It is expected that a representative of McGladrey & Pullen, LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer appropriate questions.

Independent Registered Public Accounting Firm’s Fees

We have paid or expect to pay the following fees to McGladrey & Pullen, LLP for work performed in 2011 or attributable to the audit of our 2011 financial statements:

	Fiscal Year Ended December 31, 2011
Audit Fees	$282,119	(1)
Audit Related Fees	$0
Tax Fees	$29,984
All Other Fees	$0

TOTAL FEES :	$312,103

(1)	Includes approximately $0.1 million in audit fees related to our initial public offering of common stock which closed in June 2011.

Audit Fees. Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

Audit Related Fees. Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation.

Tax Fees. Tax fees include corporate and subsidiary compliance and consulting.

All Other Fees. Fees for other services would include fees for products and services other than the services reported above.

Pre-Approval Policies and Procedures

On March 6, 2012, our Board of Directors approved a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by McGladrey & Pullen, LLP, the Company’s independent registered accounting firm. The policy requires that the audit committee pre-approve the audit and non-audit services performed by the independent registered accounting firm in order to assure that the provision of such service does not impair the firm’s independence. On March 6, 2012, the audit committee began pre-approving all services by McGladrey & Pullen, LLP and has pre-approved all new services since that time.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the audit committee for specific pre-approval, irrespective of the amount. Before the Company engages the independent registered public accounting firm to render a service, the engagement must be either (i) specifically approved by the Audit Committee or (ii) entered into pursuant to the pre-approval policy. Normally, pre-approval is provided at regularly scheduled meetings of the audit committee. However, the audit committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibilities to pre-approve services performed by the independent registered accounting firm to management.

AUDIT COMMITTEE REPORT

The audit committee of the Board of Directors of Fidus Investment Corporation operates under a written charter adopted by the Board of Directors, which is available on the Company’s website at https://investor.fdus.com/governance.cfm. The audit committee is currently comprised of Messrs. Anstiss, Hyman and Phillips.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The audit committee’s responsibility is to monitor and oversee these processes. The audit committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Review with Management

The audit committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the audit committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The audit committee has discussed with McGladrey & Pullen, LLP matters required to be discussed by Statement on Auditing Standards No.61, as amended, Communications with Audit Committees (AICPA, Professional Standards, Vol. 1., AU section 380), as adopted by the Public Company Accounting Board in Rule 3200T. The audit committee received and reviewed the written disclosures and the letter from McGladrey & Pullen, LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and has discussed with McGladrey & Pullen, LLP its independence and the compatibility of non-audit services with the firm’s independence.

Conclusion

Based on the audit committee’s discussion with management and the Company’s independent registered public accounting firm, the audit committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the audit committee, the audit committee recommends that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission. The audit committee also appoints McGladrey & Pullen, LLP to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2012.

The Audit Committee

Raymond L. Anstiss, Jr., Chair
Charles D. Hyman
Charles G. Phillips

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the 2012 Annual Meeting of Stockholders. If any matters do come before the meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the meeting. The submission of a proposal does not guarantee its inclusion in our proxy statement or presentation at the meeting unless certain securities law requirements are met.

You are cordially invited to attend the 2012 Annual Meeting of Stockholders in person. Whether or not you plan to attend the meeting, you are requested to indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form.

By order of the Board of Directors

Cary L. Schaefer
Chief Financial Officer, Chief Compliance Officer and Corporate Secretary

Evanston, Illinois

April     , 2012

PRELIMINARY PROXY-SUBJECT TO COMPLETION

ANNUAL MEETING OF STOCKHOLDERS OF

FIDUS INVESTMENT CORPORATION

June 6, 2012

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EDT the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON JUNE 6, 2012:

The Notice of Annual Meeting, proxy statement, proxy card and annual report for the fiscal year ended December 31, 2011 are available at http://www.fdus.com

i  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  i

¢ 10030300000000000000 7	060612

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. The election of the nominee listed below to serve as a Class I Director until his successor has been duly elected and qualified.
NOMINEE:
☐	FOR THE NOMINEE	Charles D. Hyman
☐	WITHHOLD AUTHORITY FOR THE NOMINEE

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

	FOR	AGAINST	ABSTAIN

2.   To approve a proposal to authorize the Company, pursuant to approval of the Board of Directors of the Company, to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next year at a price below the Company’s then current net asset value per share, subject to certain conditions as set forth in this proxy statement (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of its then outstanding common stock immediately prior to each such sale).

	☐	☐	☐

3. To approve a proposal authorizing the Company to issue warrants, options or rights to subscribe to, convert to, or purchase the Company’s common stock in one or more offerings.	☐	☐	☐

4.   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted “FOR” proposals 1, 2 and 3.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2011 Annual Report to Stockholders.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
¢	¢

0                         ¢

FIDUS INVESTMENT CORPORATION

1603 Orrington Avenue, Suite 820

Evanston, IL 60201

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Edward H. Ross and Cary L. Schaefer, or any of them, as proxies, and each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Fidus Investment Corporation held of record by the undersigned on March 26, 2012, at the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern time, at the JW Marriott, 151 West Adams St., Chicago, Illinois 60603, on June 6, 2012, or any adjournment or postponement thereof.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted “FOR” proposals 1, 2 and 3.

The proxies named above also will vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. The proxies cannot vote your shares unless you sign and return this card.

(Continued and to be signed on the reverse side)

¢	14475 ¢

PRELIMINARY PROXY-SUBJECT TO COMPLETION

ANNUAL MEETING OF STOCKHOLDERS OF

FIDUS INVESTMENT CORPORATION

June 6, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON JUNE 6, 2012:

The Notice of Annual Meeting, proxy statement, proxy card and annual report for the fiscal year ended December 31, 2011

are available at http://www.fdus.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided.   i

¢ 10030300000000000000 7	060612

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. The election of the nominee listed below to serve as a Class I Director until his successor has been duly elected and qualified.
NOMINEE:
☐	FOR THE NOMINEE	Charles D. Hyman
☐	WITHHOLD AUTHORITY FOR THE NOMINEE

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

	FOR	AGAINST	ABSTAIN

2.   To approve a proposal to authorize the Company, pursuant to approval of the Board of Directors of the Company, to sell shares of its common stock or warrants, options or rights to acquire its common stock during the next year at a price below the Company’s then current net asset value per share, subject to certain conditions as set forth in this proxy statement (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of its then outstanding common stock immediately prior to each such sale).

	☐	☐	☐

3. To approve a proposal authorizing the Company to issue warrants, options or rights to subscribe to, convert to, or purchase the Company’s common stock in one or more offerings.	☐	☐	☐

4.   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted “FOR” proposals 1, 2 and 3.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2011 Annual Report to Stockholders.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
¢	¢